Rule 497(e)

Registration Nos. 333-210186 and 811-23147

First Trust Exchange-Traded Fund VIII

(the “Trust”)

FT VEST U.S. EQUITY BUFFER & DIGITAL RETURN ETF – OCTOBER

(the “Fund”)

SUPPLEMENT TO THE FUND’S PROSPECTUS

DATED OCTOBER 6, 2026

As described in the Fund’s prospectus, the Fund seeks to provide a digital return if the Underlying ETF appreciates in price, remains unchanged or decreases in price by 10% or less, over a given Target Outcome Period. On October 16, 2026, the Fund’s current Target Outcome Period will end, and a new Target Outcome Period will begin as of October 19, 2026. The new Target Outcome Period will end on October 15, 2027. While the actual digital return will not be determined until the first day of the new Target Outcome Period, set forth below are the anticipated digital return ranges for the Fund for the Target Outcome Period beginning on October 19, 2026. A supplement to the Fund’s prospectus will be filed on October 19, 2026 that will include the actual digital return for the new Target Outcome Period, which may be higher or lower than the anticipated digital return ranges set forth below.

Fund	Anticipated digital return range (before fees and expenses)	Anticipated digital return range (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee)
FT Vest U.S. Equity Buffer & Digital Return ETF – October (DGOC)	7.70% - 9.90%	6.85% - 9.05%

Please Keep this Supplement with your Fund Prospectus for Future Reference